SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          20-Sep-99

DLJ MORTGAGE ACCEPTANCE CORP.,
First Nationwide Trust Series 1999-4
Mortgage Pass-Through Certificates
(Exact name of registrant as specified in its charter)


Delaware            333-5961             13-3460894
(State or Other     (Commission          (I.R.S. Employer
Jurisdiction        File Number)         Identification No.)
of Incorporation)


        277 Park Avenue
        New York, New York                  10172
        (Address of Principal             (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code   (212) 892-3000


Item 5. Other Events.

On behalf of DLJ Mortgage Acceptance Corp, First Nationwide Trust Series 1999-4, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated August 1, 1999 by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated        20-Sep-99
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due April 25, 2029.

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

C.      Item 1: Legal Proceedings:       NONE

D.      Item 2: Changes in Securities:   NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

First Nationwide Trust Series 1999-4
Mortgage Pass-Through Certificates

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

         Beginning                        Principal   Remaining  Distribution
Class     Balance    Principal  Interest     Loss      Balance      Date
IPP-A-1    49873280      294794   280537           0    49578486  20-Sep-99
IIPP-A-1  171620919      475900   965368           0   171145019  20-Sep-99
IIIPP-A-  790178045     2539514  4280131           0   787638531  20-Sep-99
IVPP-A-1   48010734       45089   260058           0    47965645  20-Sep-99
P           3227618        3314 NA                 0     3224304  20-Sep-99
X           4151664 NA             22488           0     4147749  20-Sep-99
C-B-1      21036774       17713   114863           0    21019061  20-Sep-99
C-B-2       8857589        7458    48363           0     8850131  20-Sep-99
C-B-3       2767996        2331    15114           0     2765665  20-Sep-99
C-B-4       4428794        3729    24182           0     4425065  20-Sep-99
C-B-5       2214397        1865    12091           0     2212532  20-Sep-99
C-B-6       2214397        1865    12091           0     2212532  20-Sep-99
C-B-7       2768000        2331    15114           0     2765669  20-Sep-99
A-R             100         100        1           0           0  20-Sep-99
TOTAL:   1107198643     3396001  6050399           0  1103802642  20-Sep-99


         Beginning
        Current Prin Principal            Remaining  Distribution
Class      Amount   DistributionInterest   Balance       Date
IPP-A-1   1000.00000     5.91085  5.62500   994.08915 20-Sep-99
IIPP-A-1  1000.00000     2.77297  5.62500   997.22703 20-Sep-99
IIIPP-A-  1000.00000     3.21385  5.41667   996.78615 20-Sep-99
IVPP-A-1  1000.00000     0.93915  5.41667   999.06085 20-Sep-99
P         1000.00000     1.02681NA          998.97319 20-Sep-99
X         1000.00000NA            5.41667   999.05719 20-Sep-99
C-B-1     1000.00000     0.84199  5.46009   999.15801 20-Sep-99
C-B-2     1000.00000     0.84199  5.46009   999.15801 20-Sep-99
C-B-3     1000.00000     0.84199  5.46009   999.15801 20-Sep-99
C-B-4     1000.00000     0.84199  5.46009   999.15801 20-Sep-99
C-B-5     1000.00000     0.84199  5.46009   999.15801 20-Sep-99
C-B-6     1000.00000     0.84199  5.46009   999.15801 20-Sep-99
C-B-7     1000.00000     0.84197  5.46009   999.15803 20-Sep-99
A-R        100.00000   100.00000  0.56000     0.00000 20-Sep-99


                                SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                DLJ MORTGAGE ACCEPTANCE CORP.

                    By: /s/ Mary Fonti
                    Name:       Mary Fonti
                    Title:      Trust Officer
                                The First National Bank of Chicago

        Dated:         30-Sep-99